AFL-CIO Housing Investment Trust

Supplement to Statement of Additional Information dated April 29, 2004

Effective June 9, 2004, the designated paragraphs will be revised as indicated:


The section entitled "CUSTODIAN AND TRANSFER AGENT" on pages 39 and 40 shall be revised as follows:

     In February 2004, the HIT entered into a Transfer Agency Services Agreement with PFPC Inc, a mutual fund services company whose principal office is located at 301 Bellevue Parkway, Wilmington, DE 19809. Pursuant to this agreement, PFPC Inc. will serve as the HIT's transfer agent, registrar, distribution disbursing agent and provide certain reporting and other services to Participants. PFPC Inc. commenced performance of these services as of May 1, 2004. The HIT will pay PFPC, Inc. an annual fee of $85,000 (plus certain fees and expenses), pro-rated from the date services commenced.

     In February 2004, the HIT entered into a Custodian Services Agreement with PFPC Trust Company ("PFPC Trust"), whose principle office is located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153. Pursuant to this agreement PFPC Trust will serve as the HIT's custodian.
PFPC Trust took over safekeeping of the HIT's Mortgage Securities effective May 1, 2004. PFPC Trust will be paid an annual fee of $85,000 (plus certain fees and expenses), pro-rated from the date services commenced.

     Prior to February 2004, State Street Bank and Trust Company ("State Street") had acted as custodian of the HIT's Mortgage Securities pursuant to a safekeeping agreement dated February 1, 1998, as amended. For providing such safekeeping services, State Street charged the HIT an annual fee of $85,000 in 2003. For each of the two preceding one year periods commencing February 1 of such year, the HIT paid State Street an annual fee of $75,000 and $80,000, respectively. State Street will be paid an annual fee of $85,000 for the year 2004, prorated through the date of termination.

     The date of this supplement is June 9, 2004.